BAILARD, BIEHL & KAISER
                                                  INTERNATIONAL FUND GROUP, INC.


                                                                       [GRAPHIC]

               Bailard, Biehl & Kaiser International Equity Fund
                       A No Load Fund With No 12B-1 Plan




                                 Annual Report









                            As of September 30, 1996

November 29, 1996




Dear Shareholders:

We are pleased to present your September 30, 1996 annual shareholders' report for the Bailard Biehl & Kaiser International Equity Fund. In this report, we will review the Fund's performance over the past year, discuss the movements of the world's stock markets and present our outlook for the future.


Performance Review

The Bailard Biehl & Kaiser International Equity Fund returned 2.02%* for the six months ending September 30th and 7.33%* over the year ending September 30, 1996. For comparison, the Morgan Stanley Europe Australia and Far East Index (EAFE) returned 1.46% and 8.61% over the same respective time periods. The European stock markets, which represented approximately 60% of the Funds investments throughout the year, provided most of the higher returns. However, over the year, the Fund achieved returns of more than 24% from its stock holdings in Hong Kong. Japanese equities, which represented 20% to 25% of the Fund over the year, performed well in local terms but were diminished by dollar strength. Successful hedging by the Fund reduced the impact of the dollar's strength against the yen.

In the final quarter of 1995 and through the first six months of 1996, the world's major stock markets generally moved higher. Although long-term interest rates in the U.S. had moved up in March, world equity markets were gaining strength. The economic recovery in Japan appeared to be underway. In continental Europe, investors were looking forward to better economic growth and the comforting fiscal framework of the Maastricht Treaty.

Then, in July, a sharp downdraft of selling, fanned by fears of higher interest rates, sent U.S. stocks tumbling. The effects were also felt across virtually all of the world's stock markets. However, once it became apparent that the U.S. economy was likely to slow again in the final months of 1996, the U.S. stock market and most international stock markets recovered their poise. By the end of September, the net effect of this bumpy three month ride was that international equity returns were flat.

Looking back on the year as a whole, the returns from the world's stock markets have been very mixed. In Europe, for example, the German, French and Swiss markets all posted solid 13% to 15% gains in their major market indices. The U.K. lagged slightly, rising only 11%. However, some of the smaller markets of Europe, like Sweden and Spain, showed gains of 18% and 21% in their respective market indices.

In the Far East, the leading market for the year to September was Hong Kong, showing a rise of 23%. Investors in Hong Kong have become more sanguine about the prospective impact of rule from mainland China in 1997. In contrast, doubts about the outlook for its important electronics industry hurt the Singapore stock market, which rose just 4% for the year. In Japan, the stock market ended 1995 with a strong showing which carried through the first few months of 1996. However, in the last few months, the robustness of the economic recovery has been called into question once again. As a result, the Japanese stock market has made little forward progress since May. For the year ending September 1996, the Japanese stock market returned 13% in local terms. Dollar strength against the yen reduced this return to only 0.5% for U.S. investors.

The year to September 1996 was also mixed for the stock markets of emerging countries. Thailand suffered from an overheated economy and the threat of capital outflows. The result was a decline of 16%. In contrast, the Mexican economy and stock market are rising slowly from the ashes of the peso crisis of late 1994. According to the Barings Emerging Markets Index (BEMI), emerging markets were up 1% for the past six months and 8% for the full year to September 30, 1996.

Over the six months to September, the dollar has been strong against the German mark and particularly the yen. Between March 31 and September 30, 1996, the dollar has gained 3.2% against the German mark and 4.1% against the yen. For the full year to September, the dollar was up 6.7% versus the German mark and 11.4% against the yen. The Fund successfully retained some of the gains from its Japanese and European holdings, by hedging a portion of the yen and European exposure from April through September.


Europe -- Market Outlook

Europe appears to be firmly on a path to faster economic growth. Germany, which began 1996 in a mini-recession, has reported economic growth of over 5% for the second quarter. France struggled in the second quarter, but some political progress on fiscal policy has set the stage for better economic prospects in the year ahead. In Italy, the economy has slowed drastically. However, investors are encouraged by low inflation and the prospect of still lower interest rates ahead. The U.K. economy has followed a course nearer to that of the U.S. than continental Europe. Concerns that economic growth has been too strong have prompted the Bank of England to raise short-term interest rates at the beginning of November.

Across continental Europe, two factors continue to look encouraging for investors. First, there is considerable room for better economic growth in 1997. French unemployment is running at over 12 %. German unemployment is just over 10%. In effect, there is considerable capacity to expand output without running into higher inflation. Second, the determination of most of the governments of Europe to meet the relatively stringent fiscal requirements of the Maastricht agreement has meant fiscal prudency has been the rule. The governments of Germany and France have fought considerable political battles over cuts in government expenditure. The governments of Italy and Spain have also made pledges of fiscal sobriety. Tight fiscal policies have created room for easier money policy, and low interest rates have become the policy of choice for stimulating economic growth. So long as inflation remains low, this is a favorable environment for investors.

In 1997, therefore, we expect European corporate earnings to benefit from this environment of improving economic growth, low inflation and relatively low interest rates. In addition, European stock markets will be encouraged by more corporate restructurings, deregulation and privatizations. Furthermore, given that relative valuations look more attractive in Europe than in the U.S., the stage is set for European equities to outperform U.S. stocks in the year ahead.


Japan -- Market Outlook

In the first quarter of 1996, economic activity in Japan spiked upwards, driven largely by huge public works spending by the Japanese authorities. The Japanese stock market, anticipating this as the turning point for the economic recovery, rallied strongly until May. However, economic statistics released over the summer have been sobering, and the true robustness of the Japanese economic outlook has come into question again. With fiscal budget deficits at around 5%, compared with 1.5% for the U.S., and short-term interest rates well below 1%, compared with 3% in Germany and 5.5% in the U.S., the Japanese economy is out of step with the world's major economies.

For the Japanese stock market to move ahead, investors need to see firmer signs of economic growth, a return to more fiscal responsibility, stable low interest rates and, most important, deregulation of the economy. Ultimately it is the pace of change in Japan that will determine the scope for stock market gains.

By a number of important valuation measures such as book to price, the Japanese market still looks relatively attractive. However, the pace of economic reform in Japan is still moving slowly. As long as global volatility remains low, other stock markets look more likely to outpace Japan in the year ahead.

Far East -- Market Outlook

The past year has witnessed very disparate returns from the smaller stock markets of the Far East. Hong Kong has been a leading performer and has remained strong over recent months. The important Hong Kong property market is doing well due to solid economic growth and renewed confidence about Chinese rule. Stable and still relatively low U.S. interest rates have also helped to boost the market. Like many Asian economies, Hong Kong has suffered from the cyclical weakness affecting exports throughout the region. However, prospects still look good for strong economic growth in 1997. We expect the stock market to continue to perform relatively well.

The Singapore stock market has struggled in the past six months. A slowdown in the electronics industry, which by some estimates represents half the manufacturing sector of Singapore, and a clamp down on property speculation have dampened investor enthusiasm. However, a slowdown in Singapore means growth in the 5% to 6% region compared to the 10% and 9% economic growth of 1994 and 1995, and the likelihood is that economic growth will recover in 1997. Malaysia, too, is going through a relative slowdown after eight years of robust growth. Higher interest rates have boosted the ringgit and eased investors fears about rising trade deficits. The rising tide of competition in low-end production for the electronics industry is bringing an enormous long-term challenge to both Singapore and Malaysia. Although a brief period of readjustment is necessary for these rapidly growing economies, the signs are that their respective stock markets will be back on track in 1997.


Investment Strategy

Bailard, Biehl & Kaiser uses an investment approach driven by quantitative models. We want to invest in those markets and stocks representing the best relative value on the basis of fundamental measures such as book to price.
However, our research indicates investor anxiety is a key determinant of when the pursuit of value will be most productive. In our models, we use global stock market volatility as a proxy for investor anxiety. When volatility is high, investor anxiety rises, creating more opportunities to enhance returns by focusing on undervalued markets and securities. When volatility is low, as it currently is, our research suggests markets that have been performing well will continue to do so. Consequently, we are focusing our overweight positions in Hong Kong, Holland and the smaller markets of Europe like Spain and Sweden. The loss of market momentum and the uncertainties over future economic growth have led us to slightly underweight the Japanese stock market.

At a more strategic level, the Equity Fund has targeted a 15% exposure to the world's emerging markets. Over 10% of world market capitalization is represented by emerging markets. Currently, 10% of the Bailard, Biehl & Kaiser International Equity Fund is invested in these markets.

We have made this strategic move for three reasons. First, most economists agree that economies at an early stage of development have the potential to grow at more rapid rates than mature economies. Over the longer term, as investors we want to participate in that growth. Second, the spread of capitalism around the world has encouraged emerging nations to develop their stock markets. The development of a healthy stock market adds liquidity and distributes wealth in an emerging nation. Thirdly, we gain diversification benefits through investing in emerging markets.

For 1997, we expect slow economic growth in the U.S. and improving economic growth in Japan, Europe and the Far East. As world trade expands, 1997 also looks promising for many emerging markets. Overall, the global economic outlook is encouraging, and your Fund is well positioned to benefit from this environment.

We appreciate your continued investment in the Bailard, Biehl & Kaiser International Equity Fund. If you have any questions concerning the Fund, please do not hesitate to call us.


Sincerely,

/s/ Peter M. Hill                                    /s/ Burnice E. Sparks, Jr.

Peter M. Hill                                        Burnice E. Sparks, Jr.
Chairman                                             President



   * Average annual total returns for investment periods ended September 30, 1996: 3 months: 0.00%; 6 months: 2.02%; 12 months: 7.33%; 5 years: 3.17%
     annualized; and 10 years: 2.18%, annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. As of 10/1/93, the Fund charged a management fee of 0.95%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                       Shares          Value
                                                       ------        ----------

        Equity Securities (96.58%)

I.      Argentina (0.45%)

        Argentina Banco de Galicia SA Class B ADR       1,300        $   28,438
        Astra Corp. Argentina                          15,500            24,959
        Banco Frances Del Rio Plata ADR                 1,200            31,350
       *Comercial Del Plata                            10,900            26,382
        Perez Companc SA Class B                       11,600            73,440
        Siderca                                        18,600            27,719
        Telecom Argentina Stet France SA ADR              800            32,300
        Telefonica de Argentina SA ADR Class B          2,700            67,163
        Transportadora Gas Del Sur SA ADR               2,500            30,625
        YPF SA ADR Class D                              4,600           105,225
                                                                     -----------

        Total Argentina                                                 447,601
                                                                     -----------

II.     Austria (0.17%)

        OMV AG                                            900            90,483
        VA Technologie AG (Bearer)                        600            78,191
                                                                     -----------

        Total Austria                                                   168,674
                                                                     -----------

III.    Australia (3.03%)

       *Acacia Resources Ltd.                          25,000            46,114
        Australia & New Zealand Bank Group Ltd.        40,000           228,945
        Brambles Inds Ltd.                              8,500           137,945
        Broken Hill Proprietary Ltd.                   50,000           641,237
        CRA Ltd.                                       16,900           254,199
        CSR Ltd.                                       32,100           112,575
        Coca-Cola Amatil Ltd.                           6,000            78,848
        Coles Myer Ltd.                                12,500            45,421
        Davids Ltd.                                    75,000           104,498
        Fosters Brewing Group Ltd.                     70,000           125,793
        Goldfields Ltd.                                20,000            35,624
        Goodman Fielder Ltd.                           75,000            76,592
        Lend Lease Corp Ltd.                           10,700           173,648
        National Australia Bank Ltd.                   22,000           232,333
        QBE Insurance Group Ltd.                       25,000           134,580
        The News Corporation Ltd.                      57,000           299,172
        WMC Ltd.                                       20,000           128,722
        Westpac Banking Corp.                          25,000           129,435
        Woolworth Ltd.                                 25,000            55,811
                                                                     -----------

        Total Australia                                               3,041,492
                                                                     -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                       Shares          Value
                                                       ------        ----------
IV.     Belgium (0.49%)

        Bekaert SA                                         50        $  37,702
        Fortis                                            800          112,501
        Kredietbank                                       600          196,621
        Petrofina SA                                      200           61,850
        Powerfin SA                                       350           50,221
       *Union Miniere                                     500           36,906
                                                                     ----------

        Total Belgium                                                  495,801
                                                                     ----------

V.      Canada (4.28%)

        Abitibi Price Inc.                              5,500           70,813
        Alcan Aluminum Ltd.                             3,000           90,000
        BC Gas Inc.                                     6,500           88,525
        BC Telecom Inc.                                 6,000          120,040
        Bank of Montreal                                5,000          134,356
        Bank of Nova Scotia                             4,000          113,359
        Barrick Gold Corporation                        7,000          175,875
        Bombardier Inc. Class B                        11,000          156,676
        Brascan Ltd. Class A                            7,500          138,750
        Cambior Inc.                                    6,000           83,250
        Canadian Imperial Bank of Commerce              6,100          221,240
       *Canadian Natural Resources                      3,500           78,631
        Canadian Utilities Ltd. Class A                 3,000           62,333
        Dofasco Inc.                                    3,500           53,834
        Falconbridge Ltd.                               2,500           50,200
        IPL Energy                                      1,200           32,510
        Imasco Ltd.                                     6,300          138,299
        Imperial Oil Ltd.                               5,000          212,500
        Inco Ltd.                                       4,000          123,000
        Ipsco Inc.                                      2,500           55,982
        Loblaw Cos Ltd.                                 6,000           50,218
        Magna Intl Class A                              1,200           57,900
        Molson Companies Ltd. Class A                   5,300           76,851
       *Newbridge Networks Corp.                        2,500          159,375
        Noranda Inc.                                   10,000          204,471
        Northern Telecom Ltd.                           3,400          196,350
        Power Financial Corp                            1,000           31,533
        Quebecor Inc. Class B                           5,000           74,887
       *Renaissance Energy Ltd.                        10,000          293,308
        Royal Bank of Canada                            8,900          253,530
        Seagram Ltd.                                    7,000          261,625
        Shell Canada Ltd. Class A                       1,500           48,016
       *TVX Gold Corp.                                  5,000           33,750
        Telus Corp.                                     4,500           61,617
        Thomson Corp.                                   6,000          107,926
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                Shares            Value
                                                ------        -----------
        Canada - Continued
        Transcanada Pipelines Ltd.               4,700        $   75,788
       *Wajax Ltd.                              11,000           114,680
                                                              -----------

        Total Canada                                           4,301,998
                                                              -----------

VI.     China (0.10%)

        Huaneng Power Intl ADR Series N          5,800            96,425
                                                              -----------

VII.    France  (6.56%)

        Air Liquide (L) SA                       1,925           298,132
        Alcatel Alsthom CGE SA                   3,000           252,928
        Altran Technologies SA                     100            27,916
        Axa SA                                   2,700           161,723
        Canal Plus                                 500           122,931
        Carrefour Super Marche                   1,475           827,805
        Casino Guichard Perrachon                2,000            81,309
        Credit Local de France (CLF) SA          4,000           340,722
        De Dietrich                              3,300           113,716
        Ecco                                     1,500           359,501
        Eramet                                   1,800           107,362
        Eridania Beghin Say SA                   1,580           243,783
        Financiere De Paribas                    2,000           128,545
        Generale des Eaux                        1,700           184,629
        L'Oreal                                    600           203,272
        Michelin "B" Regd                        5,000           255,058
        Peugeot SA                               2,510           276,486
        Rhone Poulenc SA Series A                3,000            83,632
        Sagem                                      400           232,311
        Saint Gobain                             1,200           162,617
        Sanofi                                   5,460           447,328
        Seita                                    4,000           168,038
        Soc. Nationale Elf Aquitaine            10,380           811,631
        Societe Generale Paris                   3,550           392,421
        Technip SA                               1,500           137,034
        UAP Companie                             8,000           161,533
                                                              -----------

        Total France                                           6,582,363
                                                              -----------

VIII.   Germany  (7.67%)

        BASF AG                                 13,500           424,403
        Bankgesellschaft Berlin AG              15,000           299,637
        Bayer AG                                16,500           605,168
        Bayeriache Motoren Werke AG                500           286,046
        Berliner Kraft & Licht CL A              1,150           312,572
        CKAG Colonia Konzern AG                 10,100           777,254
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------

                                                   Shares           Value
                                                  -------        ----------
        Germany - Continued
        Commerzbank AG                              1,600        $  365,196
        Degussa                                       560           202,639
        Deutsche Bank AG                           11,100           522,704
        Fresenius AG Pfd.                           1,000           184,694
        Gehe AG                                     2,700           180,371
        Hochtief AG                                 2,500           119,200
        Hoechst AG                                  4,500           164,103
        Industrie Werke Karlsruhe (IWKA) AG           450           100,177
        Man AG                                      1,000           258,048
        Mannesmann AG                               1,200           449,553
        Sap AG Pfd.                                 1,600           268,789
        Siemens AG Bearer                          18,300           964,350
        Veba AG                                    12,800           669,823
        Volkswagen AG                               1,450           540,361
                                                                 -----------

        Total Germany                                             7,695,088
                                                                 -----------

IX.     Hong Kong  (5.89%)

        Cheung Kong Holdings Ltd.                  70,000           538,601
        Citic Pacific Ltd.                         40,000           181,042
        Dickson Concept Intl Ltd.                  36,000           115,686
        Electric & Eltek Intl Ltd.                 14,000            39,620
        Electric & Eltek Intl Holdings Ltd.       680,000           129,264
        Goldlion Holdings Ltd.                     70,000            59,744
       *Guangshen Railway Co. Ltd.                258,000            99,256
        HSBC Holdings Plc                          30,000           556,705
        Hang Seng Bank                             20,000           212,078
        Henderson Land Development Ltd.            65,000           556,867
        Hong Kong & China Gas                      99,600           169,370
       *Hong Kong & China Gas Wts (Ex 9/30/97)     10,800             3,282
        Hong Kong & Shanghai Hotels                81,000           146,121
        Hong Kong Telecommunications              125,000           226,303
        Hutchison Whampoa Ltd.                     88,000           591,750
        New World Development Co. Ltd.            100,000           526,316
       *New World Infrastructure                   64,400           152,401
       *Peregrine Investment Wts (Ex 5/15/98)       4,500               844
        Qingling Motor Companies Ltd. Class H     396,000           152,347
        Shanghai Industrial Holdings Ltd.          85,000           195,105
        Sinocan Holdings Ltd.                     315,000           140,534
        Sun Hung Kai Properties Ltd.               52,000           553,084
        Swire Pacific Ltd. Class A                 35,000           313,429
        Tingyi Holding Corp.                      454,000            95,696
        Varitronix Intl                            37,000            67,943
        Zhenhai Refining & Chem Co. Ltd. Class H  330,000            89,616
                                                                 -----------

        Total Hong Kong                                           5,913,004
                                                                 -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                     Shares           Value
                                                    -------        ---------
X.      Indonesia  (0.49%)

       *Bank Danamon Pt (Fgn Regd)                   16,500        $  12,075
        Bank International Indonesia (Fgn Regd)      18,347           26,853
        Citra Marga Nusaphale Persad                 35,000           23,730
        Gudang Garam (Fgn Regd)                      12,000           45,200
        Indah Kiat Pulp & Paper                      62,240           47,153
        Indosat ADR                                   1,500           49,500
       *Lippo Bank (Fgn Regd)                         7,000           10,999
        Matahari Putra Prima (Fgn Regd)              16,000           17,391
        Mayorah Indah (Fgn Regd)                     51,000           21,406
        Mulia Industrindo (Fgn Regd)                 16,500           16,514
        Sampoerna H.M. (Fgn Regd)                     5,000           48,644
        Semen Gresik (Fgn Regd)                      17,000           50,495
        Tambang Timah                                 5,500            9,352
        Telekom Indonesia ADR Series B                3,300          102,713
       *Wicaksana Overseas                            7,000            8,739
                                                                   ----------

        Total Indonesia                                              490,764
                                                                   ----------

XI.     Ireland (0.81%)

        Allied Irish Banks                           32,500          191,304
        CRH Plc                                      18,000          183,902
        DCC Plc                                       2,500           10,826
        Independent News Plc                          4,999           25,898
        Irish Life Plc                               16,500           66,690
        Irish Permanent Plc                           3,500           25,261
        Kerry Group A Shares                         15,000          161,191
        Smurfit (Jefferson) Plc                      43,000          117,244
        Waterford Wedgewood Units                    20,000           25,823
                                                                   ----------

        Total Ireland                                                808,139
                                                                   ----------

XII.    Italy  (3.49%)

        Assicurazione Generali                        6,600          140,404
        Autostrade CEC Pfd. B Shares                 55,000           93,892
        Banca Popolare di Bergamo Credito             3,000           48,062
        Banca Popolare di Milano                      4,000           21,142
        Benetton Group SpA                            9,000          101,344
        Bulgari SpA                                     800           14,891
        Credito Italiano                             42,900           49,265
        Danieli & Co.                                 6,000           38,804
        Danieli & Co. Di Risp                         3,900           13,162
        Edison SpA                                   11,000           68,541
        ENI SpA                                     132,400          676,764
        Fiat SpA                                     66,500          186,877
        Fiat SpA di Risp                             45,000           66,184
        IFIL di Risp                                  9,100           13,772
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                       Shares           Value
                                                       -------       ----------
        Italy - Continued
        Istituto Mobiliare Italiano                     44,800       $  380,630
        Istituto Nazionale delle Assicurazioni SpA (A) 264,200          382,501
        Italgas                                         13,700           51,273
       *Luxottica Group SpA ADR                          1,100           80,025
       *Olivetti & Co. SpA                              77,000           28,211
        Parmalat Finanziaria SpA                        10,200           14,667
        Pirelli SpA                                     79,900          145,580
        R.A.S.                                           5,970           58,895
        Tecnost SpA                                      5,800           11,044
        Telecom Italia Mobile SpA                      140,000          310,696
        Telecom Italia SpA                              40,000           88,902
        Telecom Italia SpA di Risp                     227,500          418,991
                                                                     -----------

        Total Italy                                                   3,504,519
                                                                     -----------

XIII.   Japan  (19.10%)

        77th Bank                                       20,000          197,106
        Advantest Corp.                                 10,000          408,547
        Amada Co. Ltd.                                  20,000          184,563
        Amway Japan Ltd.                                 6,000          260,180
        Aoyama Trading                                   9,000          245,935
        Atsugi Nylon Industrial                         40,000          177,037
        Autobacs Seven                                   3,000          264,212
        Bridgstone Metalpha                             35,000          410,787
        Canon Inc.                                      22,000          431,662
        Canon Sales Co. Inc.                               500           13,573
        Chubu Electric Power                                30              634
        Chugoku Bank                                    20,000          329,705
        Chugoku Electric Power                          15,000          315,818
        Dai Ichi Kangyo Bank                            32,000          538,996
        Daiichi Pharmaceutical                           5,000           78,842
        Daikyo Inc.                                     40,000          269,139
        Daiwa House Ind. Co. Ltd.                       18,000          258,030
        Dowa Fire & Marine                              60,000          308,561
        Fuji Bank Ltd.                                  28,000          546,880
        Fuji Machine Manufacturing                      15,000          383,013
        Fuji Photo Film Co.                             10,000          303,723
        Fujita Corp.                                    28,000          117,153
        Fukuda Corp.                                    12,000          105,362
        Fukuda Denshi Ltd.                               4,000           93,177
        Hitachi Ltd.                                   115,000        1,112,754
        Jaccs Co. Ltd.                                  14,000          118,031
        Japan Tobacco Inc.                                  80          589,168
        Kitz Corp.                                      12,000           56,121
       *Kobe Steel                                      88,000          235,739
        Komai Tekko                                      3,000           22,040
        Kurita Water Industries                         18,000          388,657
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                       Shares           Value
                                                       ------       -----------
        Japan - Continued
        Long Term Credit Bank of Japan                 40,000       $   287,775
        Makita Corp.                                   10,000           146,038
        Marubeni Corp.                                 70,000           363,750
        Matsushita Electric Industrial Ltd.            25,000           418,851
        Mitsubishi Corp.                                9,000           114,501
        Mitsubishi Estate                              20,000           274,157
        Mitsubishi Heavy Industries Ltd.               18,000           146,271
        Mitsubishi Motors                              70,000           590,154
        Mitsubishi Oil Co.                             26,000           198,002
        New Oji Paper Co. Ltd.                         17,000           128,701
        Nippon Steel Corp.                             95,000           294,494
        Omron Corp.                                    10,000           187,251
        Orix Corp.                                      2,000            77,051
        Roland Corp.                                   15,000           262,062
        Sankyo Co. Ltd.                                11,000           404,068
        Santen Pharmaceutical Co.                       7,700           167,639
        Sanwa Bank Ltd.                                53,000           954,442
        Sega Enterprises                                3,000           130,359
        Seino Transportation                           30,000           427,362
        Sekisui House Ltd.                             50,000           546,522
        Sumitomo Bank Ltd.                             37,000           682,883
        Sumitomo Electric                              15,000           205,618
        Sumitomo Trust & Banking Ltd.                  12,000           150,517
        Suzuki Motor Corp.                             50,000           609,237
        Tohoku Electric Power                          13,000           281,862
        Tokyo Electric Power                            7,070           171,025
        Tokyo Electron Ltd.                             7,000           202,571
        Tokyo Ohka Kogyo Co. Ltd.                      13,000           329,615
        Toyo Seikan Kaisha                              2,000            65,403
        Toyo Trust & Banking                           44,000           402,096
        Toyota Motor Corp.                              2,000            51,068
        Yakult Honsha Co. Ltd.                         30,000           403,172
        Yamaichi Securities Co.                        66,000           405,053
        Yamamura Glass Co.                             47,000           248,443
        Yamanouchi Pharmaceutical Co. Ltd.              4,000            84,576
                                                                    ------------

        Total Japan                                                  19,177,734
                                                                    ------------

XIV.    Malaysia (2.22%)

       *Arab Malaysian Finance                         16,000            86,179
        Commerce Asset Holdings Berhad (Fgn Regd)      15,000            93,361
        DCB Holdings Berhad                            25,000            85,780
        Ekran Berhad                                   10,000            43,090
        Fraser & Neave Holdings Berhad                 10,000            47,877
        Genting Berhad                                  9,000            65,353
        Golden Hope Plantations Berhad                 38,000            63,677
        Hong Leong Inds Berhad                         12,000            56,017
        MBF Capital Berhad                             37,000            52,553
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                    Shares          Value
                                                    ------       ----------
        Malaysia - Continued
        Magnum Corp. Berhad                         22,000       $   37,392
        Malayan Banking Berhad                      15,000          149,019
        Malaysia Intl Shipping (Fgn Regd)           22,000           67,587
        Malaysian Airline Systems                   12,000           31,120
        Malaysian Oxygen Berhad                     10,000           48,675
        New Straits Times                            7,000           36,866
        Nylex Malaysia Berhad                       15,000           30,821
        Perusahaan Otomobil Nasional Berhad         19,000          103,096
        Petronas Gas Berhad                         45,000          183,131
        Public Bank Berhad (Fgn Regd)               20,000           37,025
        Rashid Hussain Berhad                       16,000           88,733
        Resorts World Berhad                        12,000           67,986
        Sime Darby Berhad                           60,000          198,691
        Sime UEP Properties Berhad                  10,000           24,537
        Sungei Way Holdings                         19,000          101,580
        Telekom Malaysia                            35,000          308,610
        Tractors Malaysia                           33,000           69,123
        UMW Holdings Berhad                         14,000           53,902
                                                                 -----------

        Total Malaysia                                            2,231,781
                                                                 -----------

XV.     Mexico (1.70%)

        Alfa SA De Cv Class A                        6,500           28,822
       *Carso Global Telecom                        19,000           49,795
        Cemex ADR                                   25,200          206,325
       *Cifra SA De Cv ADR                          59,500           83,300
        Coca Cola Femsa SA De Cv ADR                 1,500           35,625
        Comercial Mexicana SA De Cv                 21,000           20,680
        Desc SA De Cv ADR                            1,500           33,375
       *Empaques Ponderosa Ser B                    10,800           33,594
        Empressa La Moderna SA De Cv ADR             2,100           40,163
        Femsa B SA De Cv Class B                    23,000           70,020
        Grupo Carso A1 SA De Cv                     16,600           76,024
       *Grupo Corvi SA De Cv Units                  40,000           44,897
        Grupo Elektra SA de Cv GDR                   3,700           49,488
    *,**Grupo Financiero Bancomer SA ADR 144A        7,000           67,375
        Grupo Financiero Inbursa "Ser B"             7,000           27,333
        Grupo Indl Durango SA De Cv ADR              4,100           48,688
        Grupo Indl Maseca SA ADR                     2,900           54,738
        Grupo Modelo SA "Ser C"                      6,600           33,895
       *Grupo Televisa GDR 144A                      3,100           89,513
        Kimberly Clark de Mexico SA ADR              4,200          157,500
        Nacional De Drogas SA De Cv L Shares        10,000           33,355
        Telefonos de Mexico SA ADR                  13,100          420,838
                                                                 -----------

        Total Mexico                                              1,705,343
                                                                 -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------
                                               Shares          Value
                                               ------       ----------
XVI.    Netherlands  (6.82%)

        ABN-AMRO Holdings NV                   14,600       $  809,040
        Aegon NV                                3,500          172,693
        D.S.M. NV                               3,500          343,343
        Fortis Amev NV CVA                      6,000          179,379
        Getronics NV                           22,800          577,798
        Heineken NV                             1,700          310,206
        Hoogovens NV CVA                        1,800           64,429
        IHC Caland NV                           4,900          257,794
        ING Groep NV                           33,250        1,036,774
        Koninklijke Ahold NV                    2,800          158,428
        Nutricia Ver Bedrijven                  3,800          501,468
        OCE - Van Der Grinten NV                2,500          272,835
        Royal Dutch Petroleum                  12,900        2,014,952
        Van Ommeren NV CVA (Ptg Cert)           3,900          152,578
                                                            -----------

        Total Netherlands                                    6,851,717
                                                            -----------

XVII.   Norway (0.36%)

        Awilco AS B                             4,500           38,737
        Christiania Bank OG Kreditkasse         6,500           16,686
        Den Norske Bank AS                      5,000           15,910
        Elkem AS A                              2,500           33,818
        Leif Hoegh & Co                         2,000           33,511
        Norsk Hydro AS                          3,500          163,826
        Saga Petroleum AS Class A               2,500           40,351
       *UNI Storebrand AS                       4,500           24,280
                                                            -----------

        Total Norway                                           367,119
                                                            -----------

XVIII.  Philippines (0.44%)

        Ayala Land Inc. Class B                43,650           53,242
        Cosmos Botting Corp.                  132,000           18,113
       *DMCI Holdings Inc.                     25,400           18,879
        Davao Union Cement Corp.               24,400            8,929
        Far East Bank & Trust                   5,000           17,534
       *Filinvest Development Corp.            66,000           25,157
       *Filinvest Land Inc.                   130,900           47,400
       *Fortune Cement Corp.                   30,900           16,195
        Manila Electric Class B                 2,210           16,342
        Metropolitan Bank & Trust Co.           1,750           41,690
       *Mondragon Intl Philippines Inc.        60,800           34,763
        Petron Corp.                           36,500           13,217
        Philippine Long Distance Telephone        300           18,639
       *Philippine National Bank                4,000           65,942
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------       ----------
        Philippines - Continued
       *Pilipino Telephone                         13,500       $   18,525
       *Primetown Property Group                   48,500           12,201
       *Robinsons Land Corp. Class B               78,000           15,460
                                                                -----------

        Total Philippines                                          442,228
                                                                -----------

XIX.    Portugal (0.42%)

        Banco Commercial Portugues (Fgn Regd)       7,500           90,593
        Banco Totta & Acores (Fgn Regd)             5,000           87,388
        Cimpor Cimentos De Portugal SA              1,400           29,447
        Jeronimo Martins SA                           300           27,289
        Portugal Telecom ADR                        4,500          115,875
        Portucel Industrial Empresa SA              2,500           16,299
        Sonae Investimentos                         1,500           43,485
        Tranquilidade Cia Seguros SA (Fgn Regd)       700           13,574
                                                                -----------

        Total Portugal                                             423,950
                                                                -----------

XX.     Singapore  (1.30%)

        ACMA Ltd.                                  30,000           71,581
        City Developments                           6,000           51,129
        Clipsal Industries                         15,000           43,500
        Cycle & Carriage Ltd.                       5,000           54,325
        DBS Land (Fgn Regd)                        32,000          105,894
        Development Bank of Singapore (Fgn Regd)   10,000          122,852
        GP Batteries Intl                          15,000           43,350
        Jardine Strategic                          32,000          101,760
        Keppel Corp.                               10,000           77,404
        Overseas Chinese Bank (Fgn Regd)           15,000          180,017
        Prima Ltd.                                 12,000           42,608
        Singapore Airlines Ltd. (Fgn Regd)         18,000          181,508
        United Industrial Corp.                    70,000           61,639
        United Overseas Land                       35,000           55,177
       *United Overseas Land Wts (Ex 5/28/01)      10,000            7,101
        Want Want Holdings                         44,000          104,720
                                                                -----------

        Total Singapore                                          1,304,565
                                                                -----------

XXI.    South Korea (0.18%)

        Daewoo Heavy Industries Ltd.                1,800           13,511
        Kepco/ Korea Electric Power Corp.           2,939           97,136
        Korea Long Term Credit Bank                 1,700           40,096
        Samsung Electronics                           400           31,380
                                                                -----------

        Total Korea                                                182,123
                                                                -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                         Shares         Value
                                                         ------      ----------
XXII.   Spain  (2.68%)

       *Argentaria (Fgn Regd)                            9,000       $  372,696
        Aumar (Fgn Regd)                                 3,000           42,968
        Autopistas Cesa (Fgn Regd)                       8,925          106,639
        Banco Bilbao Vizcaya                             4,000          184,324
        Banco Popular Esp.                                 300           55,111
        Banco de Santander (Fgn Regd)                    3,000          155,991
        Bankinter Banco Interncontinental                  700           80,642
        Endesa                                           4,000          235,387
        Fuerzas Electrica de Cataluna (FECSA) Series A  17,800          133,290
        Iberdrola SA                                    30,000          290,731
        Portland Valderrivas                               400           24,348
        Repsol SA ORD                                    8,000          262,787
        Tabacalera SA Ser A (Fgn Regd)                   1,000           42,656
        Telefonica de Espana SA                         25,000          464,119
        Union Electrica Fenosa                          32,000          198,522
        Valle Hermoso SA                                 2,000           38,686
                                                                     -----------

        Total Spain                                                   2,688,897
                                                                     -----------

XXIII.  Sweden (2.38%)

        ABB AB Series A                                  2,200          232,983
        AGA AB Series B                                 11,900          193,881
        Astra AB Series A                                9,500          401,278
        Ericsson Telecom Series B                       16,500          415,685
        Investor AB Class B                              5,100          193,881
        Nordbanken                                       6,800          174,390
       *Scania AB Wts (Ex 6/4/99)                        5,100            5,386
        Stora Kopparbergs Series A                      15,700          203,686
        Svedala Industri Free                            3,800           65,924
        Svenska Handelsbanken Series A                   6,700          164,750
       *Swedish Match AB Free                            9,300           28,059
        Sydkraft Series C                                5,500          105,373
        Volvo AB Class B Free                            9,300          199,922
                                                                     -----------

        Total Sweden                                                  2,385,198
                                                                     -----------

XXIV.   Switzerland (7.32%)

        ABB AG Baden Bearer                                100          122,221
        Adecco SA                                          750          206,159
        Alusuisse-Lonza Holding Ltd.                       100           74,974
        CS Holdings (Fgn Regd)                           7,000          691,578
        Ciba Geigy AG (Fgn Regd)                           500          638,993
        Clariant AG (Fgn Regd)                           1,000          346,586
        Danzas Holdings AG (Ptg Cert)                      900          172,815
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                        Shares          Value
                                                       -------       ----------
        Switzerland - Continued
        Nestle S.A. (Fgn Regd)                             700       $  779,699
        Roche Holdings AG (Ptg Cert)                       120          882,958
        Sandoz AG (Fgn Regd)                             1,550        1,859,852
        Swiss Bank Corp. (Fgn Regd)                      3,100          590,929
        Swiss Reinsurance (Fgn Regd)                       270          284,392
       *Swissair (Fgn Regd)                                100           82,145
        Union Bank of Switzerland (Bearer)                 300          288,503
        Zellweger Luwa AG (Bearer)                         150          105,768
        Zurich Insurance (Fgn Regd)                        800          221,178
                                                                     -----------

        Total Switzerland                                             7,348,750
                                                                     -----------

XXV.    Thailand (0.57%)

        Advanced Info. Svcs (Fgn Regd)                   5,700           77,999
        Bangkok Bank (Fgn Regd) Pcl                     15,600          203,657
        Ptt Exploration and Production (Fgn Regd) Pcl    4,200           62,097
        Shinawatra Comp & Comm Pcl (Fgn Regd)            3,000           51,669
        Siam City Cement                                 2,700           18,474
        Thai Airways International (Fgn Regd) Pcl       12,200           23,986
        Thai Farmers Bank Pcl (Fgn Regd)                12,400          130,675
                                                                     -----------

        Total Thailand                                                  568,557
                                                                     -----------

XXVI.   United Kingdom  (17.66%)

        Anglian Water Plc                               26,000          218,744
        Associated British Foods                        50,000          320,094
        BAA Plc                                         24,400          188,669
        BAT Industries Plc                              80,000          532,811
        BTR Plc                                         60,000          254,040
        Barclays Plc                                   105,800        1,555,016
        Bardon Group Plc                               390,000          210,604
        Bass Plc                                        56,200          685,703
        Brammer Plc                                     21,300          205,873
        Britannic Assurance                             20,000          214,752
       *British Aerospace                               36,200          598,635
       *British Biotechnology Plc                      218,750          719,037
        British Gas Plc                                 86,600          270,424
        British Petroleum Plc                          100,000        1,037,761
        British Steel Plc                               90,000          278,928
        British Telecom Plc                            200,000        1,116,023
        East Midland Electric Plc                       20,000          162,943
        Fine Art Developments Plc                       30,000          224,926
        GKN Plc                                         21,300          373,906
        General Accident Plc                            34,700          369,880
        General Electric Plc                            44,500          275,480
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1996

-------------------------------------------------------------------------------

                                                        Shares       Value
                                                      ----------  ------------
  United Kingdom - Continued
  Great Universal Stores Plc                              25,000  $    250,831
  Hyder Plc Pfd                                           44,100        70,667
  Imperial Chemical Industries Plc                        30,400       402,081
  Iceland Group Plc                                      140,000       192,839
  Invesco Plc                                             40,000       148,073
  Land Securities Plc                                     28,800       314,202
  Lloyds Chemists Plc                                     40,000       315,241
  Lloyds TSB Group Plc                                   174,989     1,035,348
  London Clubs International                             100,000       469,575
  London Electric Plc                                     15,000       144,042
  Lonrho Plc                                              51,100       136,373
  Mirror Group Plc                                       190,000       645,353
  National Westminister Bank Plc                          20,000       212,561
  Prudential Corp. Plc                                    30,000       211,074
  Reuters Holdings Plc                                    60,000       693,562
  Shell Transport & Trading                               35,000       534,142
  Smithkline Beecham Plc                                  54,464       665,375
  Tate & Lyle                                             40,000       292,702
  Unichem Plc                                             97,000       381,091
  Yorkshire Electricity Group                             37,000       432,619
  Yorkshire Water Plc                                      8,000        79,202
  Zeneca Plc                                              11,500       285,841
                                                                  -------------

  Total United Kingdom                                              17,727,043
                                                                  -------------

  Total Equity Securities
  (Identified Cost $90,223,486)                                     96,950,873
                                                                  -------------


  Total Short-Term Investments (2.60%)
  Brown Brothers Harriman & Co. (Grand Cayman Branch)
       5.00% Call Account
       (Identified Cost $2,609,000)                   $2,609,000     2,609,000
                                                                  -------------

  Total Investments  (99.18%)
  (Identified Cost $92,832,486)                                     99,559,873

  Other Assets Less Liabilities (0.82%)                                821,919
                                                                  -------------

  Net Assets  (100.00%)                                           $100,381,792
                                                                  =============

__________________________________________________________
       *This security is non-income producing.

      **This security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1996, these securities were valued at $67,375 or 0.07% of Net Assets.
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
SEPTEMBER 30, 1996
UNAUDITED
-------------------------------------------------------------------------------

Industry                                                         Percent of
--------                                                         Net Assets
                                                                 ----------

Aerospace                                                           0.75%
Air Transportation                                                  0.32
Appliances and Household Products                                   0.45
Automobile                                                          3.51
Banking                                                            17.06
Beverages and Tobacco                                               2.07
Broadcasting and Publishing                                         1.40
Building Materials & Components                                     0.98
Business and Public Services                                        3.11
Chemicals                                                           3.89
Construction and Housing                                            1.51
Data Products                                                       1.31
Electrical and Electronics                                          4.50
Electronic Components and Instruments                               0.89
Energy Sources                                                      7.60
Finance/Financial Services                                          2.20
Food and Housing Products                                           3.07
Gold                                                                0.37
Health and Personal Care                                            7.04
Industrial Components                                               0.80
Insurance                                                           3.98
Leisure                                                             1.47
Machinery                                                           3.56
Materials                                                           0.61
Merchandising                                                       2.86
Metals (Non-Ferrous)                                                1.03
Multi-Industry                                                      3.28
Other Industries                                                    0.18
Paper & Allied Products                                             0.63
Real Estate                                                         3.69
Recreation                                                          0.88
Railroad Transportation                                             0.43
Steel                                                               1.09
Shipping                                                            0.29
Telecommunications                                                  4.07
Textiles                                                            0.28
Utilities                                                           4.75
Wholesale and International                                         0.70
Short-Term Investments                                              2.60
Assets Less Other Liabilities                                       0.82
                                                                  ------
Net Assets                                                        100.00%
                                                                  ======

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
-------------------------------------------------------------------------------

Assets

Investments, at value
      (Identified cost $92,832,486)                                                                          $ 99,559,873
Cash                                                                                                                  270
Receivables:
      Dividend, interest and recoverable foreign taxes receivable                         $  447,141
      Unrealized gain on forward currency contracts (Note 5)                                 145,729
      Portfolio securities sold                                                              662,139
      Fund shares sold                                                                        25,737            1,280,746
                                                                                          -----------
Prepaid expenses                                                                                                    4,751
                                                                                                             -------------

      Total assets                                                                                            100,845,640
                                                                                                             -------------

Liabilities

Payable for portfolio securities purchased                                                                        172,794
Accrued management fees (Note 3)                                                                                   77,221
Other accrued expenses                                                                                            213,833
                                                                                                             -------------

      Total liabilities                                                                                           463,848
                                                                                                             -------------

Net assets (equivalent to $6.05 per share of $.0001 par value capital stock, representing the offering and redemption
      price for 16,581,606 shares outstanding,
      100,000,000 shares authorized)                                                                         $100,381,792
                                                                                                             =============


Net assets consist of:
      Capital paid in                                                                                        $ 85,962,975
      Accumulated undistributed net investment income                                                             692,870
      Accumulated net realized gain on investments
         and foreign currency transactions                                                                      6,851,262
      Unrealized appreciation on:
         Investments                                                                      $6,727,387
         Foreign currency                                                                    147,298            6,874,685
                                                                                          -----------        -------------

                                                                                                             $100,381,792
                                                                                                             =============

                       See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1996
-------------------------------------------------------------------------------

Investment Income
      Dividends (net of foreign taxes withheld of $302,886)                    $2,240,449
      Interest                                                                    161,543
                                                                               -----------
                                                                                2,401,992

Expenses
      Advisory fees                                          $988,625
      Custodian fees                                          392,252
      Audit and legal fees                                     90,015
      Transfer agent fees                                      37,344
      Administrative fees                                      33,179
      Directors' fees and expenses                             16,089
      Insurance                                                 7,186
      Printing fees                                             5,045
      Registration fees                                         7,406
      Miscellaneous expenses                                   20,156
                                                             ---------
         Total expenses                                                         1,597,297
                                                                               -----------

         Net investment income                                                    804,695
                                                                               -----------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                          6,873,079
      Net unrealized loss on investments                                         (769,440)
                                                                               -----------

         Net gain on investments                                                6,103,639
                                                                               -----------

      Net realized gain on foreign currency                                        78,900
      Net unrealized  gain on foreign currency
         and foreign currency denominated assets and
         liabilities                                                              123,385
                                                                               -----------

         Net gain on foreign currency                                             202,285
                                                                               -----------

         Net gain on investments and foreign currency                           6,305,924
                                                                               -----------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                     $7,110,619
                                                                               ===========

                       See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                              For the year ended September 30,
                                                              -------------------------------
                                                                    1996             1995
                                                                    ----             ----
Increase (Decrease) in Net Assets

Operations:
      Net investment income                                    $     804,695    $   1,119,886
      Net realized gain on investments                             6,873,079        5,460,318
      Net unrealized loss on investments                            (769,440)     (11,515,113)
      Net realized gain (loss) on foreign currency                    78,900         (213,691)
      Net unrealized gain on foreign currency and
         foreign currency denominated assets and liabilities         123,385           12,374
                                                               -------------    -------------

      Net increase (decrease) resulting from operations            7,110,619       (5,136,226)
                                                               -------------    -------------

Distributions to shareholders:
      From net investment income                                  (1,061,398)            --
      From net realized gains                                     (5,483,889)      (3,077,445)
                                                               -------------    -------------

      Total distributions                                         (6,545,287)      (3,077,445)
                                                               -------------    -------------

Fund share transactions:
      Proceeds from shares sold                                   15,242,997       35,594,714
      Net asset value of shares issued on
         reinvestment of distributions                             5,720,256        2,576,600
      Cost of shares redeemed                                    (29,356,526)    (126,536,057)
                                                               -------------    -------------

      Net decrease resulting from Fund share
         transactions                                             (8,393,273)     (88,364,743)
                                                               -------------    -------------

      Net decrease                                                (7,827,941)     (96,578,414)


Net Assets
      Beginning of year                                          108,209,733      204,788,147
                                                               -------------    -------------
      End of year (including undistributed
         net investment income of $692,870 and
         $906,195, respectively)                               $ 100,381,792    $ 108,209,733
                                                               =============    =============

Number of Fund Shares
      Sold                                                         2,576,621        6,030,952
      Issued on reinvestment of distributions                        999,560          448,885
      Redeemed                                                    (5,035,947)     (21,996,752)
                                                               -------------    -------------

      Net decrease                                                (1,459,766)     (15,516,915)
                                                               =============    =============

                       See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SEPTEMBER 30, 1996
-------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                         Year Ended September 30,(1)
                                                ------------------------------------------------------------------------------

                                                   1996              1995             1994           1993           1992
                                                   ----              ----             ----           ----           ----
Net Asset Value, Beginning of Year              $        6.00     $        6.10    $        5.66  $        4.80  $        5.69
                                                -------------     -------------    -------------  -------------  -------------

   Income from Investment Operations:

      Net Investment Income(2)                           0.05              0.06(2)          0.01           0.07           0.06

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency                0.37              0.06(3)          0.43           0.79          (0.87)
                                                -------------     -------------    -------------  -------------  -------------

      Total from Investment Operations                   0.42              0.12             0.44           0.86          (0.81)
                                                -------------     -------------    -------------  -------------  -------------

   Less Distributions:

      Net Investment Income                             (0.06)             --               --             --            (0.08)

      Capital Gains                                     (0.31)            (0.22)            --             --             --
                                                -------------     -------------    -------------  -------------  -------------

      Total Distributions                               (0.37)            (0.22)            --             --            (0.08)
                                                -------------     -------------    -------------  -------------  -------------

   Net Asset Value, End of Year                 $        6.05     $        6.00    $        6.10  $        5.66  $        4.80
                                                =============     =============    =============  =============  =============

   Total Return                                          7.33%             2.13%            7.77%         17.92%        (14.20%)

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)           $     100,382     $     108,210    $     204,788  $     182,894  $     127,092


      Ratio of Expenses to Average Net Assets            1.54%             1.53%            1.39%          0.68%          1.05%

      Ratio of Net Investment Income to
         Average Net Assets                              0.78%             0.97%            0.29%          1.88%          1.55%

      Portfolio Turnover Rate                             103%              174%             176%           131%            77%

     Average Commission Rate Paid(4)            $      0.0268              --               --             --             --


_______________________________________________

   1. Prior to February, 1993, the investment managers of the Fund were Nomura Capital Management, Inc. and certain affiliates (collectively, "Nomura"),
Acadian Asset Management, Inc. ("Acadian"), and, with respect to foreign currency hedging transactions and allocation of Fund assets to the other managers, Bailard, Biehl & Kaiser, Inc. The Fund paid Nomura and Acadian fees at varying rates for their services. Effective February, 1993, Bailard, Biehl & Kaiser, Inc. (the "Advisor") assumed full responsibility for investment management services to the Fund.

On October 1, 1993, the Fund and the Advisor entered into a new Investment Management Agreement pursuant to which the Fund pays management fees to the Advisor. At all times prior to that date, the Advisor directly charged management fees to clients and the Fund paid no fees to the Advisor. If fees directly charged to clients were included as a Fund expense at an assumed 1% annual rate payable quarterly, pro-forma total returns were 16.74% and (15.05%) (unaudited) for the years ended September 30, 1993 and 1992, respectively.

   2. 1995 amounts are computed on the basis of average shares outstanding.

   3. The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

  4. Represents average commission rate paid per share on purchases and sales of equity securities by the Fund, as computed under SEC rule effective with the Fund's 1996 fiscal year. Prior year rates have not been presented as permitted by the rule.

                       See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies
Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

Security Valuation
Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor its exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision is made for Federal income taxes.

For the fiscal year ended September 30, 1996, the Fund distributed to shareholders $5,483,889 of long term capital gains.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS(Continued)
-------------------------------------------------------------------------------

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other
Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

Note 2 - Purchases and Sales of Securities
For the fiscal year ended September 30, 1996, purchases and sales of securities, other than short-term investments, aggregated $103,910,541 and $117,464,007, respectively. There were no purchases or sales of U.S. Government obligations.

Note 3 - Management Fee and Other Transactions with Affiliates
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

The Advisor has agreed to reimburse the Fund to the extent that the Fund's operating expenses (as defined) exceed 2.5% of the first $30 million of the average net assets of the Fund, 2.0% of the next $70 million, and 1.5% of the remaining average net assets of the Fund.

Certain officers and directors of the Group are currently officers and directors of the Advisor and receive compensation of $500 per year. Each other director is compensated by the Group at the rate of $6,000 per year plus $1,000 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

Note 4 - Tax Basis Appreciation
Unrealized appreciation (depreciation) at September 30, 1996, based on the cost of securities for federal income tax purposes of $92,935,867, consists of:

             Gross unrealized appreciation                   $    9,395,198
             Gross unrealized depreciation                       (2,771,192)
                                                             --------------

             Net unrealized appreciation                     $    6,624,006
                                                             ==============

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS(Continued)
-------------------------------------------------------------------------------

Note 5 - Forward Foreign Currency Contracts
At September 30, 1996 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1996 were as follows:



 Currency               Currency      Delivery             Unrealized
Receivable             Deliverable      Date      Appreciation/(Depreciation)
----------             -----------    --------    ---------------------------
$2,000,000  (pound)       1,284,027   12/10/96                   $    (8,889)
 2,000,000    NLG         3,327,800   12/11/96                        46,226
 1,950,000    CHF         2,386,800   12/12/96                        31,931
   500,000    FIM         2,271,600   12/12/96                           276
 1,012,969    SEK         6,756,500   12/16/96                        (8,415)
 1,003,807     C$         1,371,200   12/20/96                        (6,732)
   655,480    ITL     1,006,915,000   12/20/96                        (2,254)
   675,736    ESP        86,430,000   12/24/96                         4,855
 4,233,436    (Y)       456,787,750   12/24/96                        88,730
                                                                  ----------
                                                                  $  145,729
                                                                  ==========

                                Currency Legend:


C$           - Canadian Dollar                NLG          - Netherlands Guilder
CHF          - Swiss Franc                    (pound)      - British Sterling
ESP          - Spanish Peseta                 SEK          - Swedish Krona
FIM          - Finnish Markka                 (Y)          - Japanese Yen
ITL          - Italian Lira

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Equity Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Equity Fund (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1996, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 15, 1996

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 1996, the Fund accrued foreign source income of $2,369,574 and the Fund accrued foreign taxes amounting to $302,886, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1996.

                              BB&K Int'l Equity Fund

                BB&K Int'l          Morgan St        MS EAFE (US$)

      Sep-86     $ 10,000           $  10,000          $ 10,000
      Dec-86     $  9,864           $  10,455          $ 10,397
      Mar-87     $ 10,770           $  11,896          $ 12,840
      Jun-87     $ 10,969           $  12,796          $ 13,753
      Sep-87     $ 11,524           $  13,507          $ 14,532
      Dec-87     $ 10,029           $  10,215          $ 12,982
      Mar-88     $ 10,637           $  12,043          $ 14,977
      Jun-88     $ 10,109           $  12,417          $ 14,316
      Sep-88     $ 10,083           $  12,670          $ 14,408
      Dec-88     $ 11,110           $  13,688          $ 16,681
      Mar-89     $ 10,936           $  14,556          $ 16,727
      Jun-89     $ 10,598           $  14,624          $ 15,689
      Sep-89     $ 11,981           $  15,922          $ 17,645
      Dec-89     $ 12,555           $  16,646          $ 18,449
      Mar-90     $ 10,936           $  14,004          $ 14,781
      Jun-90     $ 11,976           $  14,746          $ 16,203
      Sep-90     $  9,544           $  10,739          $ 12,747
      Dec-90     $ 10,027           $  11,651          $ 14,100
      Mar-91     $ 10,875           $  13,378          $ 15,155
      Jun-91     $ 10,308           $  12,909          $ 14,323
      Sep-91     $ 10,621           $  13,279          $ 15,559
      Dec-91     $ 10,106           $  12,673          $ 15,822
      Mar-92     $  9,555           $  11,906          $ 13,932
      Jun-92     $  9,544           $  11,854          $ 14,229
      Sep-92     $  9,008           $  11,700          $ 14,445
      Dec-92     $  8,853           $  12,372          $ 13,884
      Mar-93     $  9,096           $  13,430          $ 15,560
      Jun-93     $  9,769           $  14,326          $ 17,135
      Sep-93     $ 10,583           $  15,247          $ 18,278
      Dec-93     $ 12,149           $  16,013          $ 18,437
      Mar-94     $ 11,303           $  15,755          $ 19,085
      Jun-94     $ 11,135           $  15,919          $ 20,065
      Sep-94     $ 11,360           $  15,762          $ 20,085
      Dec-94     $ 10,609           $  15,686          $ 19,879
      Mar-95     $ 10,665           $  14,454          $ 20,250
      Jun-95     $ 11,234           $  14,523          $ 20,399
      Sep-95     $ 11,604           $  16,159          $ 21,254
      Dec-95     $ 11,944           $  17,183          $ 22,118
      Mar-96     $ 12,214           $  18,111          $ 22,761
      Jun-96     $ 12,462           $  18,892          $ 23,122
      Sep-96     $ 12,462           $  18,752          $ 23,092


                          Average Annual Total Return
                          ---------------------------

                     1 Year         5 Year         10 Year
                     ------         ------         -------
                      7.33%          3.17%           2.18%


This graph (as mandated by the Securities and Exchange Commission), shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1986. We compare this investment to the growth in the Morgan Stanley EAFE stock index over the same time period. The index, which measures the performance of the international equity markets, is given in both U.S. dollar and local currency terms. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $12,462 over the ten-year period ended September 30, 1996.



* Total return summary for investment periods ended September 30, 1996; 12 months: 7.33%; 5 years: 3.17% annualized; and 10 years: 2.18% annualized. As required by the Securities and Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (-0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. As of 10/1/93, the Fund charged a management fee of 0.95%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Advisor

     Bailard, Biehl & Kaiser, Inc.
     2755 Campus Drive
     San Mateo, California 94403

Transfer Agent

     Chase Global Funds Services Company
     Boston, Massachusetts

Custodian and Accountant

     Brown Brothers Harriman & Co.
     Boston, Massachusetts

Counsel

     Howard, Rice, Nemerovski, Canady, Falk & Rabkin
     San Francisco, California

Distributor

     BB&K Fund Services, Inc.
     2755 Campus Drive
     San Mateo, California 94403

Independent Accountant

     Price Waterhouse LLP
     Boston, Massachusetts

IRA Custodian

     The Chase Manhattan Bank, N.A.
     New York, New York

International Equity Fund Officers And Directors

     Peter M. Hill, Chairman, Director
     Burnice E. Sparks, Jr., President, Director
     Barbara V. Bailey, Treasurer
     Janis M. Horne, Secretary
     Sofi Zacharias, Assistant Treasurer & Assistant Secretary
     Shirley L. Clayton, Director
     David B. Shippey, Director
     James C. Van Horne, Director

Investor Services Department

     (800) 882-8383

This report is submitted for the general information of the shareholders of the Bailard, Biehl & Kaiser International Equity. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                         BAILARD, BIEHL & KAISER
                                                  INTERNATIONAL FUND GROUP, INC.


                                                                       [GRAPHIC]


                 Bailard, Biehl & Kaiser International Bond Fund
                       A No Load Fund With No 12B-1 Plan


                                 Annual Report







                            As of September 30, 1996

November 29, 1996




Dear Shareholder:

We are pleased to present your September 30, 1996, annual shareholders' report for the Bailard Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.


Performance and Market Review

The last year has been good for international bonds, for slow economic growth abroad led to local market returns of greater than 10% in most countries. Stronger economic growth in the U.S., however, pushed the dollar higher relative to many European currencies and the Japanese yen. This currency appreciation offset some of the favorable returns overseas. U.S. dollar returns in the larger European markets were generally less than 5%. In contrast, optimism over monetary union in Europe caused the currencies of Spain, Italy and Sweden to rise against the dollar. U.S. dollar returns were as high as 29% in Italy. The Australian currency also gained against the dollar, bringing returns for U.S. investors to 17.8%. Japanese bonds were weak throughout the year, returning only 3.2% in local currency terms and losing 8.6% in dollar terms. Due to its investments in the smaller European markets and the dollar block markets of Australia and Canada, the Bailard Biehl & Kaiser International Bond Fund performed well, with a total return of 9.32%* for the year ended September 30, 1996. The Fund's currency hedging strategy also helped boost its returns.


Market Outlook

Looking ahead, we expect to see the recovery in the European economies gain momentum in 1997. However, stubborn structural problems in the labor market and the social welfare system will ensure that only slow growth will be achieved. As a result, monetary policy should continue to be favorable in the near term since inflation is likely to remain subdued. In general, we expect European bond yields to be stable over the next few months. By the second quarter of 1997, growth may be strong enough to cause central banks to tighten and bond yields to rise.

In Japan, despite a strong first quarter, growth remains disappointing. As a result, the bond market has rallied in September and October. Now yields are approaching all time lows of 2.5%. Even with the economic weakness, we do not expect to see yields move significantly lower from here. With yields this low, it will be difficult to match returns in other markets. As a consequence, we expect another year of underperformance for Japanese bonds.

The dollar block bond markets offer the best opportunity for further gains. Both Canada and Australia continue to have high yields relative to their inflation rates. The Australian economy is more favorable for bonds because slowing economic growth should allow bond yields to decline further. In Canada, the economy has been slow, but is expected to accelerate in the coming year. Canadian bond yields are now close to U.S. yields, and their future performance is likely to be tied to the U.S. market.


Conclusion

In spite of low inflation rates, the prospect of improving economic growth in Europe and Japan will make it difficult for bond yields to decline in 1997. However, there are two areas of opportunity for international bonds: the smaller markets of Europe and the dollar bloc markets. Provided their governments continue to adopt fiscal and monetary policies that support the achievement of monetary union, the smaller bond markets of Europe should continue to perform well. In the dollar bloc markets, if inflation remains low, real yields are too high, and there remains considerable room for long-term yields to decline further.

We appreciate the opportunity to manage your international bond investments and look forward to continued success. If you have any questions, please feel free to call us at (800) 882-8383.


Sincerely,


/s/ Peter M. Hill                                    /s/ Burnice E. Sparks, Jr.

Peter M. Hill                                        Burnice E. Sparks, Jr.
Chairman                                             President


   * Average annual total returns for investment periods ended September 30, 1996: 3 months: 3.59%; 6 months: 5.26%; 12 months: 9.32%; 5 years: 5.29%
     annualized; and since inception (10/1/90): 6.15%, annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. As of 10/1/93, the Fund charged a management fee of 0.75%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                        Par Value             Value
                                      --------------    -----------------

Senior Securities  (94.70%)                    94.70%

Australian Dollar  (2.32%)                      2.32%
       Government of Australia
             10.000%  10/15/02         A$    675,000    $        597,670

       Government of Australia
             7.000%  04/15/00          A$    500,000             394,050

       Queensland Treasury Corp.
             8.000%  05/14/03          A$    650,000             523,186
                                                        -----------------

Total Australian Dollar                                        1,514,906
                                                        -----------------


Belgium Franc  (5.09%)                          5.10%
       Government of Belgium
             10.000%  08/02/00        BEF 25,000,000             941,428

       Government of Belgium
             9.000%  03/28/03         BEF 36,000,000           1,354,511

       Government of Belgium
             8.750%  06/25/02         BEF 28,000,000           1,036,227
                                                        -----------------

Total Belgium Franc                                            3,332,166
                                                        -----------------

British Pound  (9.52%)                          9.52%
       Republic of Austria
             9.000%  07/22/04     (pound)  1,750,000           2,942,059

       European Investment Bank
             9.000%  07/16/01     (pound)    600,000           1,007,238

       United Kingdom Treasury
             9.750%  08/27/02     (pound)  1,300,000           2,272,645
                                                        -----------------

Total British Pound                                            6,221,942
                                                        -----------------

Canadian Dollar  (8.12%)                        8.12%
       Government of Canada
             6.500%  06/01/04          C$  4,000,000           2,869,167

       Government of Canada
             10.250%  03/15/14         C$  1,000,000             922,386

       KFW International Finance
             10.000%  03/05/01         C$  1,825,000           1,516,972
                                                        -----------------

Total Canadian Dollar                                          5,308,525
                                                        -----------------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                              Par Value              Value
                                                                         -------------------   -----------------
Danish Kroner  (5.96%)                                                                  5.96%
       Kingdom of Denmark
             9.000%  11/15/00                                          DKr        12,500,000   $       2,407,503

       Kingdom of Denmark
             8.000%  05/15/03                                          DKr         8,000,000           1,486,461
                                                                                                -----------------

Total Danish Kroner                                                                                    3,893,964
                                                                                                -----------------

Finnish Markka (0.80%)                                                                  0.80%
       Government of Finland
            10.000%  09/15/01                                          FIM         2,000,000             524,950
                                                                                                -----------------

French Franc (10.37%)                                                                  10.37%
       Government of France (O.A.T.)
             7.750%  04/12/00                                           FF        15,000,000           3,185,038

       Government of France (O.A.T.)
             6.750%  10/25/03                                           FF        17,500,000           3,595,876
                                                                                                -----------------

Total French Franc                                                                                     6,780,914
                                                                                                -----------------

German Mark  (19.87%)                                                                  19.87%
       Baden Wurttemberg
             6.000%  01/25/06                                           DM         2,000,000           1,284,527

       Deutsche Bundespost
             6.250%  10/01/03                                           DM         2,500,000           1,674,199

       European Investment Bank
             7.500%  11/04/02                                           DM         1,300,000             933,589

       German Federal Republic
             8.375%  05/21/01                                           DM         7,700,000           5,732,923

       German Federal Republic
             8.250%  09/20/01                                           DM         1,500,000           1,115,750

       German Federal Republic
             7.375%  01/03/05                                           DM         1,300,000             926,777

       International Bank for Reconstruction & Development
             5.875%  11/10/03                                           DM         2,000,000           1,326,181
                                                                                                -----------------

Total German Mark                                                                                     12,993,946
                                                                                                -----------------

Italian Lira  (9.21%)                                                                   9.21%
       American International Group Inc.
             11.700%  12/04/01                                         ITL     5,500,000,000           4,143,870

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                           Par Value              Value
                                                                       -----------------    -----------------
Italian Lira - Continued
       Government of Italy
             10.500%  04/01/00                                         ITL 2,650,000,000   $       1,875,926
                                                                                            -----------------

Total Italian Lira                                                                                 6,019,796
                                                                                            -----------------

Japanese Yen  (11.54%)                                                             11.54%
       Asian Development Bank
             5.625%  02/18/02                                          (Y)   235,000,000           2,462,326

       Autobahnen & Schnellstrassen Fin AG
             6.000%  03/11/00                                          (Y)   215,000,000           2,207,017

       International Bank For Reconstruction & Development
             4.750%  12/20/04                                          (Y)   113,000,000           1,161,233

       Japan Development Bank
             6.500%  09/20/01                                          (Y)   158,000,000           1,713,560
                                                                                            -----------------

Total Japanese Yen                                                                                 7,544,136
                                                                                            -----------------

Netherlands Guilder  (5.92%)                                                        5.92%
       Government of Netherlands
             8.500%  03/15/01                                          NLG     2,700,000           1,802,026

       Government of Netherlands
             7.750%  03/01/05                                          NLG     3,150,000           2,068,336
                                                                                            -----------------

Total Netherlands Guilder                                                                          3,870,362
                                                                                            -----------------

Spanish Peseta  (2.89%)                                                             2.89%
       Government of Spain
             7.400%  07/30/99                                          ESP   240,000,000           1,886,461
                                                                                            -----------------

Swedish Krona  (3.09%)                                                              3.09%
       Kingdom of Sweden
             10.250%  05/05/00                                         SEK     2,600,000             440,216

       Kingdom of Sweden
             10.250%  05/05/03                                         SEK     9,000,000           1,581,757
                                                                                            -----------------

Total Swedish Kroner                                                                               2,021,973
                                                                                            -----------------

Total Senior Securities (94.70%)
       (Identified Cost $60,893,809)                                              94.70%          61,914,041
                                                                                            -----------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                              Par Value              Value
                                                                          ------------------    ----------------
Short-Term Investments (1.33%)
       Brown Brothers Harriman & Co. (Grand Cayman Branch)
            5.00% Call Account                                                          1.33%
            (Identified Cost $871,000)                                   $           871,000   $         871,000
                                                                                                -----------------


Total Investments  (96.03%)                                                            96.03%
       (Identified Cost $61,764,809)                                                                  62,785,041

Other Assets Less Liabilities  (3.97%)                                                  3.97%          2,595,663
                                                                                                -----------------

Net Assets  (100%)                                                                    100.00%  $      65,380,704
                                                                                                =================



                                Currency Legend:

   A$      - Australian Dollar                 DM         - German Mark
   BEF     - Belgium Franc                     ITL        - Italian Lira
   (pound) - British Sterling                  (Y)        - Japanese Yen
   C$      - Canadian Dollar                   NLG        - Netherlands Guilder
   DKr     - Danish Kroner                     ESP        - Spanish Peseta
   FIM     - Finnish Markka                    SEK        - Swedish Krona
   FF      - French Franc


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

Assets
Investments, at value
      (Identified cost $61,764,809)                                                            $ 62,785,041
Foreign currency, at value
      (Identified cost $67,730)                                                                      66,647
Cash                                                                                                    778
Receivables:
      Interest and recoverable foreign taxes receivable                     $2,211,119
      Unrealized gain on forward currency contracts (Note 5)                   474,266
      Fund shares sold                                                           7,553            2,692,938
                                                                             ----------
Prepaid expenses                                                                                     14,107
                                                                                                ------------

      Total assets                                                                               65,559,511
                                                                                                ------------

Liabilities

Payable for shares of the Fund redeemed                                                               2,872
Accrued management fees (Note 3)                                                                     32,420
Other accrued expenses                                                                              143,515
                                                                                                ------------

      Total liabilities                                                                             178,807
                                                                                                ------------

Net assets (equivalent to $8.38 per share,
      representing the offering and redemption
      price for 7,800,539 shares outstanding,
      100,000,000 shares authorized)                                                           $ 65,380,704
                                                                                                ============


Net assets consist of:
      Capital paid in                                                                          $ 79,215,200
      Accumulated undistributed net investment income                                             1,149,884
      Accumulated net realized loss on investments
         and foreign currency transactions                                                      (16,458,026)
      Unrealized appreciation on:
         Investments                                                        $1,020,232
         Foreign currency                                                      453,414            1,473,646
                                                                             ----------         ------------

                                                                                               $ 65,380,704
                                                                                                ============

                     See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------


Investment Income
      Interest (net of foreign taxes withheld of $37,125)                        $4,232,891

Expenses
      Advisory fees                                            $461,792
      Custodian fees                                            144,326
      Audit and legal fees                                       68,002
      Transfer agent fees                                        36,999
      Administrative fees                                        32,999
      Directors' fees and expenses                               16,002
      Insurance                                                   1,278
      Registration fees                                           2,371
      Miscellaneous expenses                                     15,239
                                                                --------
         Total expenses                                                             779,008
                                                                                  ----------

         Net investment income                                                    3,453,883
                                                                                  ----------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                            1,650,647
      Net unrealized loss on investments                                           (979,859)
                                                                                  ----------

         Net gain on investments                                                    670,788
                                                                                  ----------

      Net realized gain on foreign currency                                         425,210
      Net unrealized  gain on foreign currency
         and foreign currency denominated assets and
         liabilities                                                              1,192,632
                                                                                  ----------

         Net gain on foreign currency                                             1,617,842
                                                                                  ----------

         Net gain on investments and foreign currency                             2,288,630
                                                                                  ----------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                       $5,742,513
                                                                                  ==========

                     See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year ended September 30,
                                                                  --------------------------------
                                                                       1996               1995
                                                                       ----               ----
Increase (Decrease) in Net Assets

Operations:
      Net investment income                                       $   3,453,883       $   5,805,168
      Net realized gain on investments                                1,650,647          13,483,733
      Net unrealized gain (loss) on investments                        (979,859)          1,750,599
      Net realized gain (loss) on foreign currency                      425,210          (4,104,103)
      Net unrealized gain on foreign currency and
         foreign currency denominated assets and liabilities          1,192,632             627,058
                                                                  -------------       -------------

      Net increase resulting from operations                          5,742,513          17,562,455
                                                                  -------------       -------------

Distributions to shareholders:
      From net investment income                                     (3,453,883)         (5,805,168)
      For tax purposes in excess of
         net investment income                                       (4,924,771)         (1,595,884)
                                                                  -------------       -------------

      Total distributions                                            (8,378,654)         (7,401,052)
                                                                  -------------       -------------

Fund share transactions:
      Proceeds from shares sold                                       8,593,553          38,075,626
      Net asset value of shares issued on
         reinvestment of distributions                                6,776,337           5,311,388
      Cost of shares redeemed                                       (11,993,072)       (125,274,300)
                                                                  -------------       -------------

      Net increase (decrease) resulting from
         Fund share transactions                                      3,376,818         (81,887,286)
                                                                  -------------       -------------

      Net increase (decrease)                                           740,677         (71,725,883)


Net Assets
      Beginning of year                                              64,640,027         136,365,910
                                                                  -------------       -------------
      End of year (including undistributed
         net investment income of $1,149,884 and
         $5,239,089, respectively)                                $  65,380,704       $  64,640,027
                                                                  =============       =============

Number of Fund Shares
      Sold                                                            1,041,195           4,780,250
      Issued on reinvestment of distributions                           828,660             651,288
      Redeemed                                                       (1,430,146)        (15,069,674)
                                                                  -------------       -------------

      Net increase (decrease)                                           439,709          (9,638,136)
                                                                  =============       =============

                     See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                          Year Ended September 30,(1)
                                                -----------------------------------------------------------------------------

                                                   1996(2)          1995(2)          1994(2)         1993            1992
                                                   -------          -------          -------         ----            ----
Net Asset Value, Beginning of Year              $      8.78      $      8.02      $     10.85     $     11.29     $     10.94
                                                -----------      -----------      -----------     -----------     -----------

   Income from Investment Operations:

      Net Investment Income                            0.59             0.47             0.61            0.67            0.85

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency              0.16             0.86            (2.39)           0.39            0.53
                                                -----------      -----------      -----------     -----------     -----------

      Total from Investment Operations                 0.75             1.33            (1.78)           1.06            1.38
                                                -----------      -----------      -----------     -----------     -----------

   Less Distributions:

      Net Investment Income                           (0.45)           (0.45)           (0.26)          (1.08)          (0.94)
      For Tax Purposes in Excess of Book
           Net Investment Income                      (0.70)           (0.12)            --              --              --
      Capital Gains                                    --               --              (0.27)          (0.42)          (0.09)
      Return of Capital                                --               --              (0.52)           --              --
                                                -----------      -----------      -----------     -----------     -----------

      Total Distributions                             (1.15)           (0.57)           (1.05)          (1.50)          (1.03)
                                                -----------      -----------      -----------     -----------     -----------

   Net Asset Value, End of Year                 $      8.38      $      8.78      $      8.02     $     10.85     $     11.29
                                                ===========      ===========      ===========     ===========     ===========

   Total Return                                        9.32%           17.33%          (17.90%)         10.65%          13.57%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)           $    65,381      $    64,640      $   136,366     $   165,484     $   115,628

      Ratio of Expenses to Average Net Assets          1.22%            1.16%            1.12%           0.42%           0.64%

      Ratio of Net Investment Income to
         Average Net Assets                            5.41%            5.66%            5.87%           6.25%           7.37%

      Portfolio Turnover Rate                            61%             179%             319%            157%            140%


___________________________________________________________

   1. On October 1, 1993, the Fund and the Advisor entered into a new Investment Management Agreement pursuant to which the Fund is required to pay certain management fees to the Advisor. Prior to that date, advisory fees were directly charged to clients of Bailard, Biehl & Kaiser, Inc. and the Fund did not pay any management fees. If such directly charged fees were included as Fund expense at an assumed 1% annual rate payable quarterly, pro-forma total return (unaudited) was 9.55% and 12.44% for the years ended September 30, 1993 and 1992, respectively.

   2. Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represent amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.
                     See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies
The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") (prior to January 26, 1996, the Bailard, Biehl & Kaiser International Fixed-Income Fund) is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation
Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor its exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

The amount of distributions for tax purposes in excess of book net investment income for the years ended September 30, 1996 and 1995 represents amounts paid to shareholders from foreign currency gains reclassified to net investment income under the Code.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

NOTE 1 - Continued

At September 30, 1996, the Fund had a capital loss carryforward of approximately $16,401,000, which may be carried forward through the fiscal year ending September 30, 2003.

Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized loss arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

Note 2 - Purchases and Sales of Securities
For the year ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $36,995,207 and $37,183,656, respectively. There were no purchases and sales of U.S. Government obligations during the year ended September 30, 1996.

Note 3 - Management Agreement and Other Transactions with Affiliates
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

The Advisor has agreed to reimburse the Fund to the extent that the Fund's operating expenses (as defined) exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of average net assets in excess of $100 million.

Certain officers and directors of the Group are currently officers and directors of the Advisor and receive total compensation from the Group of $500 per year. Each other director is compensated by the Group at the total rate of $6,000 per year plus $1,000 for each meeting of the Board of Directors attended and travel expenses incurred in such meetings.

Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis
Unrealized appreciation (depreciation) on September 30, 1996, based on the cost of securities of $61,822,219 for federal income tax purposes, consists of the following:

                 Gross unrealized appreciation             $    2,358,116
                 Gross unrealized depreciation                 (1,395,294)
                                                           --------------

                 Net unrealized appreciation               $      962,822
                                                           ==============

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

Note 5 - Forward Foreign Currency Contracts
At September 30, 1996 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1996 were as follows:


  Currency            Currency        Delivery              Unrealized
 Receivable          Deliverable        Date       Appreciation/(Depreciation)
 ----------          -----------      --------     ---------------------------
 $1,714,667   DKr      9,730,733      10/29/96                      $   51,021
    814,112    A$      1,031,468      11/29/96                          (1,044)
  2,111,928   (Y)    226,187,500      11/29/96                          68,274
  1,174,105   SEK      7,755,550      11/29/96                           2,242
  6,079,866    DM      9,014,123      12/09/96                         148,112
  4,598,317    FF     23,267,484      12/10/96                          75,406
  3,006,021 (pound)    1,922,997      12/10/96                          (2,553)



  1,000,000   NLG      1,663,900      12/11/96                          23,113
    750,000   FIM      3,407,400      12/12/96                             414
  1,383,017 (pound)      889,400      12/16/96                          (8,454)
              ESP
  1,883,085   BEF     58,225,000      12/16/96                          20,499
  2,340,493   NLG      3,936,710      12/16/96                          28,263
  2,071,361    DM      3,111,184      12/18/96                          22,676


  3,401,640    C$      4,646,640      12/20/96                         (22,813)
  4,011,865   ITL  6,162,827,000      12/20/96                         (13,794)
  1,522,693   ESP    194,760,000      12/24/96                          10,941
  3,912,276   (Y)    423,384,575      12/24/96                          70,657
  1,500,000   CHF      1,860,480      12/31/96                           1,305
                                                                    ----------
              SKr                                                   $  474,266
                                                                    ==========


                                Currency Legend:



A$      - Australian Dollar                  ITL     - Italian Lira
BEF     - Belgian Franc                      NLG     - Netherlands Guilder
C$      - Canadian Dollar                    (pound) - British Sterling
CHF     - Swiss Franc                        FIM     - Finnish Markka
DKr     - Danish Kroner                      FF      - French Franc
DM      - German Mark                        SEK     - Swedish Krona
ESP     - Spanish Peseta                     (Y)     - Japanese Yen

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Bond Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Bond Fund (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.); formerly Bailard, Biehl & Kaiser International Fixed- Income Fund, at September 30, 1996, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 15, 1996

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
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

                                BB&K Int'l Bond

                                BB&K Int'l             SB WG10Non$H

              Sep-90              $10,000               $10,000
              Dec-90              $10,256               $10,565
              Mar-91              $10,343               $10,933
              Jun-91              $10,235               $10,992
              Sep-91              $11,022               $11,424
              Dec-91              $11,585               $11,750
              Mar-92              $11,411               $11,821
              Jun-92              $11,971               $12,037
              Sep-92              $12,405               $12,362
              Dec-92              $12,274               $12,678
              Mar-93              $12,927               $13,041
              Jun-93              $13,304               $13,258
              Sep-93              $13,599               $13,774
              Dec-93              $13,999               $14,358
              Mar-94              $12,637               $13,829
              Jun-94              $11,383               $13,538
              Sep-94              $11,147               $13,580
              Dec-94              $11,291               $13,821
              Mar-95              $12,399               $14,586
              Jun-95              $12,887               $15,296
              Sep-95              $13,097               $15,816
              Dec-95              $13,639               $16,414
              Mar-96              $13,606               $16,543
              Jun-96              $13,827               $16,881
              Sep-96              $14,327               $17,575



                          Average Annual Total Return
                          ---------------------------

                 1 Year           5 Year        Since Inception
                 ------           ------        ---------------
                  9.32%            5.29%             6.15%

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund since October 1, 1990. The graph shows the cumulative return of the Bailard, Biehl & Kaiser International Bond Fund and the Salomon Brothers World Government 10 country, non-U.S. bond index, fully hedged. The index, which measures the performance of the government bonds of ten countries, is given on a fully hedged basis. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund would have grown to $14,327 by September 30, 1996.


* Total return summary for investment periods ended September 30, 1995, 12 months: 9.32%; 5 years: 5.29% annualized; since inception (10/1/90): 6.15%, annualized. These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through September 30, 1993. As of 10/1/93, the Fund began charging a management fee of 0.75%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Advisor

     Bailard, Biehl & Kaiser, Inc.
     2755 Campus Drive
     San Mateo, California 94403

Transfer Agent

     Chase Global Funds Services Company
     Boston, Massachusetts

Custodian and Accountant

     Brown Brothers Harriman & Co.
     Boston, Massachusetts

Counsel

     Howard, Rice, Nemerovski, Canady, Falk & Rabkin
     San Francisco, California

Distributor

     BB&K Fund Services, Inc.
     2755 Campus Drive
     San Mateo, California 94403

Independent Accountant

     Price Waterhouse LLP
     Boston, Massachusetts

IRA Custodian

     The Chase Manhattan Bank, N.A.
     New York, New York

International Bond Fund Officers and Directors

     Peter M. Hill, Chairman, Director
     Burnice E. Sparks, Jr., President, Director
     Barbara V. Bailey, Treasurer
     Janis M. Horne, Secretary
     Sofi Zacharias, Assistant Treasurer & Assistant Secretary
     Shirley L. Clayton, Director
     David B. Shippey, Director
     James C. Van Horne, Director

Investor Services Department

     (800) 882-8383

This report is submitted for the general information of the shareholders of the Bailard, Biehl & Kaiser International Bond Fund. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.